                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K


                                    CURRENT REPORT


        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                            Date of Report:  July 22, 1997



                                REDWOOD EMPIRE BANCORP
               (Exact number of Registrant as specified in its charter)



        California               File No. 0-19231           68-0166366
        ----------               ----------------           ----------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer)
Incorporated or organization)                               Identification No.)



111 Santa Rosa Avenue, Santa Rosa, California               95404-4905
---------------------------------------------               ----------
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code:  (707) 545-9611
                                                              ---------------

ITEM 5.  OTHER EVENTS

Press release for the following (article attached):

    Redwood Empire Bancorp declares quarterly dividend on preferred stock.













                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   7-22-97              REDWOOD EMPIRE BANCORP
       -------------------   ----------------------
                             (Registrant)



                             By:   /s/ James E. Beckwith
                                  -----------------------------
                                  James E. Beckwith
                                  Executive Vice President and
                                  Chief Financial Officer

                                  FOR:   REDWOOD EMPIRE BANCORP

                          APPROVED BY:   James Beckwith
                                         Chief Financial Officer
                                         (707) 522-5215

                              CONTACT:   Morgen-Walke Associates, Inc.
                                         John Swenson, Doug Sherk
                                         (415) 296-7383
FOR IMMEDIATE RELEASE                    David Sasso, Joshua Passman
                                         (212) 850-5600


                      REDWOOD EMPIRE BANCORP DECLARES QUARTERLY
                             DIVIDEND ON PREFERRED STOCK


SANTA ROSA, Calif. (July 15, 1997) -- Redwood Empire Bancorp (AMEX: REB) today announced that its Board of Directors has declared a quarterly dividend of 19.5 cents per share on the Company's 7.8% Noncumulative Convertible Perpetual

Preferred Stock.  The dividend is payable on August 14, 1997 to shareholders of record on July 30, 1997.

    Redwood Empire Bancorp is the holding company for National Bank of the

Redwoods, a commercial bank.  The Company operates through branches and loan production offices in various California locations.

                                      #   #   #